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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                                                September 3, 2002
Date of earliest event reported:                               September 3, 2002


                         CORE MOLDING TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                              001-12505                   31-1481870
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(State of Other Jurisdiction        (Commission                 (IRS Employer
     of  Incorporation)             File Number)             Identification No.)


800 Manor Park Drive, P.O. Box 28183
Columbus, Ohio                                                    43228-0183
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(Address of Principle Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code            (614) 870-5000
                                                          ---------------------

                           CORE MATERIALS CORPORATION
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          (Former Name of Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

Core Materials Corporation announced today that it has officially changed its name and trading symbol. The company's new name is Core Molding Technologies, Inc., and its new trading symbol, effective September 3, 2002, is "CMT." Shareholders approved the name change August 28, 2002.


     Exhibits:

              99. Press Release announcing the organizational changes



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Core Materials Corporation
                                             -----------------------------------
                                                        (Registrant)





Date     09/03/02                            By     /s/ Herman F. Dick, Jr.
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                                                        (Signature)

                                                      Herman F. Dick, Jr.
                                           Treasurer and Chief Financial Officer




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